As filed with Securities and Exchange Commission on February 4, 2021.

Registration Nos. 333-83716/811-04001

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO	☑

POST-EFFECTIVE AMENDMENT NO. 25

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑

AMENDMENT NO. 285

METROPOLITAN LIFE SEPARATE ACCOUNT E

(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY

(Name of Depositor)

200 PARK AVENUE, NEW YORK, NEW YORK 10166

(Address of depositor’s principal executive offices) (zip code)

Depositor’s telephone number, including area code: (212) 578-9500

(Name and address of agent for service)

Stephen Gauster, Esq.

Executive Vice President and General Counsel

Metropolitan Life Insurance Company

200 Park Avenue

New York, New York 10116

COPIES TO:

W. Thomas Conner, Esq.

Vedder Price P.C.

1401 I Street NW, Suite 110

Washington, DC 20005

Approximate date of Public Offering: On (date), 2021 or as soon thereafter as practicable.

It Is Proposed That The Filing Will Become Effective (Check Appropriate Box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date), 2021 pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group and Individual Deferred Variable Annuity Contracts.

MetLife Financial Freedom Select® Variable Annuity Contracts

Issued by Metropolitan Life Separate Account E of Insurance Company (“MetLife”)

This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts (“Deferred Annuities”).

You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account (not offered or described in this Prospectus) and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the American Funds®, Brighthouse Funds Trust I (“Trust I”), Brighthouse Funds Trust II (“Trust II”), a portfolio of the Calvert Variable Series, Inc. (“Calvert Fund”), and Fidelity® Variable Insurance Products (“Fidelity VIP”). For convenience, the portfolios and the funds are referred to as “Portfolios” in this Prospectus. The Deferred Annuities are no longer available for sale to employer sponsored retirement plans, except for sales of SEPs and SIMPLE Individual Retirement Annuities, subject to our underwriting requirements. The optional Guaranteed Minimum Income Benefit and the optional Lifetime Withdrawal Guarantee Benefit are not available in connection with these sales. MetLife will continue to accept additional purchase payments and new enrollments under plans currently funded by a Deferred Annuity.

Certain Portfolios have been subject to a change. Please see Appendix A — “Additional Information Regarding Portfolio Companies Available Under the Deferred Annuity.”

How to learn more:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information (“SAI”), dated April/May ___ 2021. The SAI is considered part of this Prospectus as though it were included in the Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company

P.O. Box 10342

Des Moines, IA 50306-0342

(800) 638-7732

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement.

The Securities and Exchange Commission has a Website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Fund prospectuses and other information we send you by contacting Your Administrative Office.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at Your Administrative Office if you wish to continue receiving paper copies of the Funds’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Funds available under your Policy.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Deferred Annuities are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

Important Terms You Should Know

Account Balance

When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account less any account reduction loans if applicable.

Accumulation Unit Value

With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

Administrative Office

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

Annuitant

The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.

Annuity Unit Value

With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

Assumed Investment Return (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.

Beneficiary

The person or persons who receive a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.

Contract

A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

Contract Anniversary

An anniversary of the date we issue the Deferred Annuity.

Contract Year

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 (“TSA ERISA Deferred Annuity”), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

Deferred Annuity

This term is used throughout this Prospectus when we are referring to Financial Freedom Select Variable Deferred Annuity Contracts.

Divisions

Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds, or the American Funds®.

Free Look

You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).

Good Order

A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.

MetLife

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”

Separate Account

A Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.

Withdrawal Charge

The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

You

In this Prospectus, depending on the context, “You” is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, “You” means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, “You” means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, “You” means the participant who has received such Contract or cash distribution. The terms “TSA” and “403(b)” are synonymous wherever they appear in this prospectus and Statement of Additional Information.

Key Information

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If You withdraw money from your Contract and the amount of the withdrawal is determined to include the withdrawal of prior purchase payments. Withdrawal charges vary by class. A Withdrawal Charge of up to 9.00% may be assessed on any such premium payment paid up to 12 years before the date of the withdrawal.

For example, if you purchase a B Class for $100,000 and surrender

Charges – Withdrawal Charges

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
your Contract during the first year, You will pay a Withdrawal Charge of up to $9,000.

Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.			Charges – Transfer Fee

Ongoing Fees and Expenses (annual charges)

Annual Contract Fee: $30

Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Information about Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class and investment options chosen)	.50%(2)	1.70%(2)
	Investment options (Portfolio fees and expenses)	*%(3)	*%(3)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.70%(4)	.95%(5)

(1) For classes B, C, and L, this fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted. For classes E and E Bonus this fee is waived if your account balance is at least $50,000 on the day the fee is deducted.

(2) As a percentage of your Account Balance in the Separate Account.

(3) As a percentage of Portfolio assets.

(4) As a percentage of your average Account Balance in the Separate Account.

(5) As a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus).

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

Information about Fees

FEES AND EXPENSES			LOCATION IN PROSPECTUS
Annual Fee	Minimum	Maximum
This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost Estimate:	Highest Annual Cost Estimate:

$[•]	$[•]

•   Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of Contract classes and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

•   Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of Contract classes and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.

•   The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.

Principal Risks

	RISKS	LOCATION IN PROSPECTUS

Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).

•   Each investment option (including the Fixed Account investment option) will have its own unique risks.

•   You should review these investment options before making an investment decision.

Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting www.metlife.com.	Principal Risks

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.

We reserve the right to add, remove or substitute Portfolios.

Charges – Transfer Fee
Optional Benefits

Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.

You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.

Subsequent purchase payments are currently restricted for certain optional benefits.

Benefits Available Under the Deferred Annuity

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

•   There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).

Federal Tax Considerations

TAXES	LOCATION IN PROSPECTUS
• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Replacement of Annuity Contracts

Overview of the Deferred Annuities

Purpose of the Contract

The MetLife Financial Freedom Select ® Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Phases of the Contract

Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.

1)	Accumulation (Pay-in) Phase

To help You accumulate assets, You can invest your premium payments in:

•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.

A list of Portfolios in which you can invest is provided in the back of this Prospectus. See Appendix A — Portfolios Available Under the Contract.

2)	Income (Pay-out) Phase

You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.

Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

Features and Options of the Deferred Annuity

Contract classes. The Contract has several classes that have different ongoing fees and surrender charges. For example, this Contract offers B Class with a 12-year Withdrawal Charge period, L Class with a 7-year Withdrawal Charge period and higher ongoing fees than B Class, C Class with no Withdrawal Charge and higher ongoing fees than either B Class or L Class, e Class with no Withdrawal Charge and the lowest ongoing fees and the e Bonus Class with a 7 year withdrawal charge and higher ongoing fees than the e Class. Subject to certain limitations, during the first two Contract Years, for the B and L Classes, we currently credit 3% (2% in New York State) to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from an investment vehicle (such as an annuity or a mutual fund) that was not sold by MetLife or one of its affiliates. Subject to certain limitations, under the E Bonus Class Deferred Annuity we also credit 3% to each of your purchase payments made during the first contract year. It should be noted that the expenses for the B, L, and e Bonus Classes of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits (“Bonus”) may be more than offset by the higher expenses for these classes.

Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).

Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries the Contract value at the time of your death. You can purchase additional death benefits for an additional fee. These additional provisions may increase the amount of money payable to your designated beneficiaries upon your death.

Optional benefits that occur during your lifetime. For an additional fee, you can purchase optional benefits.

Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the investment options you have selected, at set intervals over a specific period of time.

Payments upon Death

Accumulation (pay-in) phase. Your Contract includes a basic death benefit for no additional charge. The basic death benefit is equal to the value of your investment options during the asset accumulation (pay-in) phase of the Contract. The value of the basic death benefit may increase (if you make additional purchase payments or your investment performs well) or decrease (if you take withdrawals or your investment options perform poorly). For an additional charge, you can purchase additional optional death benefits. This benefit terminates upon full surrender or annuitization of the Contract.

Income (pay-out) phase. The amount payable upon your death is based on the payout option you select (e.g., income for a guaranteed period or lifetime payments).

Optional Benefits

In addition to the basic death benefit associated with your Contract, other optional benefits may also be available to you for an additional fee. The purposes, fees, and restrictions/limitations of these additional benefits are summarized in “Benefits Available Under the Deferred Annuity.”

Buying the Deferred Annuity

The Deferred Annuities are no longer available for sale to employer sponsored retirement plans, except for sales of SEPs and SIMPLE Individual Retirement Annuities, subject to our underwriting requirements. The optional Guaranteed Minimum Income Benefit and the optional Lifetime Withdrawal Guarantee Benefit are not available in connection with these sales. MetLife will continue to accept additional purchase payments and new enrollments under plans currently funded by a Deferred Annuity.

Purchase Payments

Your purchase payments will be invested in the investment options that you choose.

The following chart summarizes the minimum initial and subsequent purchase payments for each share class:

	B Class	C Class	L Class	E Class	E Bonus Class
Initial Purchase Payment	None	None	None	None	None

Subsequent Purchase Payment

(or any amount we are required to accept under applicable tax law)	None	None	None	None

The maximum total purchase payments for the Contract is $1,000,000 without prior approval. After your initial premium payment, you are not required to make any additional premium payments under your Contract.

Premium payments received before the close of the NYSE (typically 4:00 PM EST), we be credited that day. If we receive your purchase payment after the close of the NYSE, your payment will be applied on the next business day.

Making Withdrawals: Accessing the Money in Your Contract

During the Asset Accumulation (Pay-In) Phase

You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of the cash value of your Contract (minus applicable Withdrawal Charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.

Certain withdrawals may reduce the value of any optional living benefits you elected. Some optional living benefits provide withdrawal options.

Limitations with Taking Money Out of the Contract During the Asset Accumulation (Pay-In) Phase

The following limitations apply:

Limitations on withdrawal amounts	The minimum withdrawal amount is the lesser of $500 or the Account Balance. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal.

Withdrawal Charges and taxes	As described above, there may be Withdrawal Charges and tax implications when you take out money.

Negative impact of withdrawal on other benefits and guarantees of your Contract	A partial withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even eliminate certain benefits.

Requesting a Withdrawal

You can request to withdraw all or a portion of the cash value of your Contract (that is your Contract value less any Withdrawal Charges and any prorated Contract fees) on any business day through your financial intermediary, through our website, or by calling us at 800-638-7732 or mailing a request to MetLife Financial Freedom Select, P.O. Box 371537, Pittsburgh, PA 15250-7537. Generally, for withdrawal or surrender requests received before the close of the New York Stock Exchange (typically 4:00 PM EST), we will process your request that day. If we receive your request after the close of the New York Stock Exchange, your request payment will be processed the next business day. You will generally receive the amount withdrawn or surrendered within [•] days.

Accessing Money During the annuity (pay-out) phase

You will receive payments under the annuity payment option you select. However, you generally may not take any other withdrawals.

Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments	None
Withdrawal Charge (as a percentage of the amount withdrawn) (1)	Up to 9%
Transfer Fee (2)	Current Charge: None
Account Reduction Loan Initiation Fee (3)	$75
Account Reduction Loan Maintenance Fee (per loan outstanding) (3)	$50

A Withdrawal Charge may apply if You take a withdrawal from your Deferred Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

IF WITHDRAWN DURING CONTRACT YEAR	B CLASS	C CLASS	L CLASS	E Class	E Bonus Class
1	9%	None	9%	None	3%
2	9%		8%		3%
3	9%		7%		3%
4	9%		6%		3%
5	8%		5%		3%
6	7%		4%		3%
7	6%		2%		3%
8	5%		0%		0%
9	4%		0%		0%
10	3%		0%		0%
11	2%		0%		0%
12	1%		0%		0%
Thereafter	0%		0%		0%

[1]

There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from the Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your Account Balance without a Withdrawal Charge. These withdrawals are made on a non-cumulative basis. For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1:10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%, Year 11 and Thereafter: 0%. For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.

[2]	We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

[3]

Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Divisions and the Fixed Interest Account in which You then have a balance.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual ContractFee (4)	$30

Current Annual Separate Account Charge (as a percentage of your average Account Balance) for all Divisions except the American Funds® Portfolios (5)

Death Benefit	B CLASS	C CLASS	L CLASS	E Class	E Bonus Class (6)
Standard Death Benefit	1.15%	1.45%	1.30%	0.40%	0.95%
Optional Annual Step-Up Death Benefit	1.25%	1.55%	1.40%	0.60%	1.05%

Current Annual Separate Account Charge (as a percentage of your average Account Balance) for the American Funds®(5) and maximum guaranteed Separate Account charge (as a percentage of your Account Balance) for all future Divisions (5)

Death Benefit	B CLASS	C CLASS	L CLASS	E Class	E Bonus Class (6)
Standard Death Benefit	1.40%	1.70%	1.55%	0.75%	1.20%
Optional Annual Step-Up Death Benefit	1.50%	1.80%	1.65%	0.85%	1.30%
Optional Guaranteed Minimum Income Benefit (7)	0.70%	0.70%	0.70%	0.70%	0.70%
Optional Lifetime Withdrawal Guarantee Benefit (8) – maximum charge	0.95%	0.95%	0.95%	0.95%	0.95%
Optional Lifetime Withdrawal Guarantee Benefit (8) – current charge	0.95%	0.95%	0.95%	0.95%	0.95%

[4]

This fee may be waived under certain circumstances. For classes B, C, and L this fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted and for e and e Bonus classes if your Account Balance is at least $50,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if You take a total withdrawal of your Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

[5]

You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for a Deferred Annuity purchased after April 30, 2009. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions, as shown in the table labeled “Current Separate Account Charge for the American Funds® Divisions and maximum guaranteed Separate Account Charge for all future Divisions.” We are waiving 0.08% of the Separate Account charge for the Division investing in the Brighthouse/Wellington Large Cap Research Portfolio of Brighthouse Trust I. We are waiving an amount equal to the Portfolio expenses that are in excess of 0.87% for the Division investing in the Invesco Global Equity Portfolio of Brighthouse Trust I.

[6]

The Separate Account charge with the Standard Death Benefit for the e Bonus Class will be reduced by 0.45% to 0.50% (0.75% for amounts in the American Funds® Divisions) after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 0.60% for the Annual Step-Up Death Benefit (0.85% for amounts held in the American Funds® Divisions and for amounts held in the maximum guaranteed Separate Account charge Divisions) after You have held the Contract for seven years.

[7]

You may not have the Guaranteed Minimum Income Benefit and the Lifetime Withdrawal Benefit in effect at the same time. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance (net of any loans). (We take amounts from the Separate Account by canceling, if available, Accumulation Units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract. Different charges for the Guaranteed Minimum Income Benefit were in effect prior to May 4, 2009.

[8]

The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. (We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to the current charge, but no more than a maximum of 0.95%. Different charges for the optional Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. (See Lifetime Withdrawal Guarantee Benefit for more information.)

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.

Annual Portfolio Company Expenses

Annual Portfolio Company Expenses	Minimum		Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	*	%	*	%

Examples

These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses (described in the first table), Annual Contract Fees, if any, Separate Account Annual Charges, and Annual Portfolio Operating Expenses.

Examples 1 through 5 assume You purchased the Contract with optional benefits that resulted in the highest possible combination of charges. Examples 4 through 8 assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges.

Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $ 10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the B Class;

•	the underlying Portfolio earns a 5% annual return;

•	You select the Annual Step-Up Death Benefit; and

•	You select the Lifetime Withdrawal Guarantee Benefit.

You surrender your Contract, with applicable Withdrawal Charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the C Class;

•	the underlying Portfolio earns a 5% annualreturn;

•	You select the Annual Step-Up Death Benefit; and

•	You select the Lifetime Withdrawal Guarantee Benefit.

You fully surrender your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$

Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating (without reimbursement and/or waiver of expenses);

•	You select the L Class;

•	the underlying Portfolio earns a 5% annualreturn;

•	You select the Annual Step-Up Death Benefit; and

•	You select the Lifetime Withdrawal Guarantee Benefit.

You fully surrender your Contract, with applicable Withdrawal Charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 4. This Example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	There was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or after waiver of expenses);

•	You select the e Class;

•	The underlying Portfolio earns a 5% annual return;

•	You select the Annual Step-Up Death Benefit; and

•	You select the Lifetime Withdrawal Guarantee Benefit.

You fully surrender your Contract, elect to annuitize (select an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 5. This Example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	There was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the e Bonus Class;

•	The underlying Portfolio earns a 5% annual return;

•	You select the Annual Step-Up Death Benefit; and

•	You select the Lifetime Withdrawal Guarantee Benefit.

You fully surrender your Contract with applicable Withdrawal Charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 6.This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating (without reimbursement and/or waiver of expenses);

•	You select the B Class; and • the underlying Portfolio earns a 5% annualreturn.

You surrender Your Contract, with applicable charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 7.This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the C Class; and

•	the underlying Portfolio earns a 5% annualreturn.

You fully surrender Your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over Your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 8.This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	there was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the L Class;and

•	the underlying Portfolio earns a 5% annualreturn.

You surrender Your Contract, with applicable charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 9. This Example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	There was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the e Class;

•	The underlying Portfolio earns a 5% annualreturn;

You fully surrender your Contract; you elect to annuitize (select an income payment type under which You receive payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Example 10. This Example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:

•	Your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);

•	There was no allocation to the Fixed Interest Account;

•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);

•	You select the e Bonus Class;

•	The underlying Portfolio earns a 5% annualreturn;

You fully surrender your Contract with applicable Withdrawal Charges deducted.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Maximum	$	$	$	$
Minimum	$	$	$	$

Principal Risks

Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.

Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.

Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.

Risks Associated with the Company’s General Account. An investment in the Contract is subject to the risks related to the Company. Any obligations (including the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.

Taxation Risk. [Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.]

Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.

MetLife

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $         billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Metropolitan Life

Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.

We are obligated to pay all money we owe under the Contracts – such as death benefits and income payments – even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

Variable Annuities

This Prospectus describes a type of Variable Annuity, a Deferred Annuity. These annuities are “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is not available to all Contract Owners. The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract was issued but will not be less than 1%. The current interest rate may vary by Contract class. Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to Purchase Payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Annuity Payments are subject to the financial strength and claims-paying ability of Metropolitan Life Insurance Company.

Replacement of Annuity Contracts

Exchange Programs: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any withdrawal charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in the current Prospectus for the new Deferred Annuity. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered by this Prospectus. Then, You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax-purposes; however, You should consult your tax adviser before making any such exchange.

Other Exchanges: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the “Code”). Before making an exchange, You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payments from your existing insurance company, the issuance of the Deferred Annuity may be delayed. Generally, it is not advisable to purchase a Deferred

Annuity as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

The Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account. This Prospectus describes the following Deferred Annuities under which You can accumulate money:

•	TSA (Tax Sheltered Annuities)

•	TSA ERISA (Tax Sheltered Annuities subject to ERISA)

•	SEPs (Simplified Employee Pensions)

•	SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

•	457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

•	403(a) Arrangements

A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.

The Deferred Annuity and Your Retirement Plan

These Deferred Annuities may be issued either to You as an individual or to a group. You are then a participant under the group’s Deferred Annuity. If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to You.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase (or annuitization phase). The pay-out phase begins when You either take all of your money out of the account or elect income payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”

The Deferred Annuity is offered in several variations, which we call “classes.” Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the C Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offers You the opportunity to choose optional benefits (“riders”), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase the optional death benefit You receive the optional benefit in place of the Standard Death Benefit. In deciding whether to purchase the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. You should carefully consider which of the available classes is appropriate for you. Determination of the appropriate balance between (a) the ability to access your Account Balance without incurring a Withdrawal Charge (see “Charges — Withdrawal Charges”); (b) the impact of Separate Account charges on your Account Balance (see “Charges — Separate Account Charge” as well as “Purchase Payments — The Value of Your Investment”); and (c) should you elect an optional living or death benefit rider, the duration you must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should discuss the relative benefits and costs of the different share classes with your sales representative (where applicable). Unless You tell us otherwise, we will assume that You are purchasing the B Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

•	an Annual Step-Up Death Benefit;

•	a Guaranteed Minimum Income Benefit (“GMIB”); and

•	a Lifetime Withdrawal Guarantee Benefit (“LWG”).

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

The Prospectus describes the material features of the Deferred Annuity.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

The Deferred Annuities are no longer available for sale; however, MetLife will continue to accept additional purchase payments for the Contracts issued under limited circumstances.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, the facility by which purchase payments will be paid, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to Contract Owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any Contract Owner.

The Deferred Annuities are no longer available for sale to employer sponsored retirement plans, except for sales of SEPs and SIMPLE Individual Retirement Annuities, subject to our underwriting requirements. MetLife will continue to accept additional purchase payments and new enrollments under plans currently funded by a Deferred Annuity.

Plan Terminations

Upon termination of a retirement plan, your employer is generally required to distribute your plan benefits under the Contract to You.

Classes of the Deferred Annuity

B Class

The B Class has a 1.15% annual Separate Account charge (1.40% in the case of each American Funds® Division) and a declining twelve year (ten years for a Deferred Annuity issued in Connecticut and certain other states) Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.25% or, in the case of each American Funds® Division, 1.50%.

C Class

The C Class has a 1.45% annual Separate Account charge (1.70% in the case of each American Funds® Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate Account charge would be 1.55% or, in the case of each American Funds® Division, 1.80%. As of April 30, 2012, the C Class is no longer available. For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established prior to April 30, 2012, participants who submit an application on or after April 30, 2012 are able to choose the C Class if permitted under the Contract. In order to have received Class C pursuant to a purchase of a Contract subject to Regulation No. 60 (11 NYCRR 51) (a “Reg 60 Transaction”) in New York, paperwork to initiate the Reg 60 Transaction must have been received by your Administrative Office, in Good Order, by the close of the Exchange on May 18, 2012. In addition, the application for the Contract and additional required paperwork must have been received by your Administrative Office, in Good Order, before the close of the Exchange on June 15, 2012.

L Class

The L Class has a 1.30% annual Separate Account charge (1.55% in the case of each American Funds® Division) and a declining seven year Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.40% or, in the case of each American Funds® Division, 1.65%.

Eligible Rollover Distribution and Direct Transfer Credit for B and L Classes

During the first two Contract Years, for the B and L Classes, we currently credit 3% (2% in New York State) to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from an investment vehicle (such as an annuity or a mutual fund) that was not sold by MetLife or one of its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from an investment vehicle that was sold by MetLife or one of its affiliates. For Deferred Annuities issued in New York State, the credit applies to purchase payments made from salary reductions and from eligible rollover distributions or direct transfers from an investment vehicle that was not sold by MetLife or one of its affiliates.) The credit may not be available in all states. Your employer, association or other group contract holder may limit the availability of the rollover distribution and direct transfer credit. The credit will be applied pro-rata to the Fixed Interest Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments at the time the transfer or rollover amount is credited. You may only receive the 3% credit if You are less than 66 years old at date of issue. The credit is provided, based upon certain savings we realize, instead of reducing expenses directly. You do not pay any additional charge to receive the credit.

For 457(b), 403(a) and TSA ERISA Deferred Annuities, the eligible rollover distribution and direct transfer credit amounts must be allocated to the Fixed Interest Account and remain in the Fixed Interest Account for a period of five years to receive the credit. If the amount is withdrawn prior to the fifth year, the entire credit will be forfeited. If a portion is withdrawn prior to the fifth year, a portion of the credit that is in the same proportion as the withdrawal is to the applicable eligible rollover distribution and direct transfer credit will be forfeited.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the “free look” period; we retrieve it if You exercise the “free look.” your exercise of the “free look” is the only circumstance under which the 3% credit will be retrieved (commonly called “recapture”). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

E CLASS

The e Class has a 0.50% annual Separate Account charge (0.75% in the case of each American Funds® Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate account charge would be 0.60% or in the case of each American Funds® Division, 0.85%.

E BONUS CLASS

You may purchase a Contract in the e Bonus Class before your 81st birthday. Under the e Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract year, except for those purchase payments which consist of money from eligible rollover distributions or direct transfers from an investment vehicle (such as an annuity or a mutual fund) that was sold by MetLife or one of its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from an investment vehicle that was sold by MetLife or one of its affiliates.) You may only receive the 3% credit if You are younger than 66 years old at the date of issue. The Bonus will be applied on a pro-rata basis to the Fixed Interest Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments at the time the purchase payment is credited. The e Bonus Class may not be available in all states. The e Bonus Class has a 0.95% annual Separate Account charge (1.20% in the case of each American Funds® Division) and a seven year Withdrawal Charge on the amount withdrawn. The Separate Account charge with the Standard Death Benefit declines 0.45% to 0.50% (0.75% in the case of each American Funds® Division) after You have held the Contract for seven years. If You choose the optional death benefit, the Separate Account charge would be 1.05% or, in the case of each American Funds® Division, 1.30%. The Separate Account charge with the Annual Step-Up Death Benefit declines 0.45% to 0.60% (0.85% in the case of each American Funds® Division) after You have held the Contract for seven years.

Investment returns for the e Bonus Class Deferred Annuity may be lower than those for the e Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the e Bonus Class Deferred Annuity. (If the Fixed Interest Account is available, Fixed Interest Account rates for the e Bonus Class may be lower than those declared for other classes.) Therefore, the choice between the e Bonus Class and the e Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the e Bonus Class Deferred Annuity will have higher returns than the e Class Deferred Annuity, the other classes of the Deferred Annuity, and similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates Account Balances based on hypothetical investment returns for a Deferred Annuity with the 3% credit (with and without the impact of a Withdrawal Charge) compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. These figures are based on:

•	A $50,000 initial purchase payment with no other purchase payments;

•	Deduction of the Separate Account charge at a rate of 0.95% (0.50% in years 8-10) (e Bonus Class Deferred Annuity) and 0.50% (e Class Deferred Annuity);

•	Deduction of a Withdrawal Charge at a rate of 3% in years 1-7 with 10% of the Account Balance free of such charge in years 2-7 (e Bonus Class Deferred Annuity) and none (e Class Deferred Annuity;

•	An assumed investment return for the investment choices before Separate Account charges of 7.30% for each of 10 years.

Contract Year	E Bonus Class (0.95% Separate Account charge for first 7 years)	E Bonus Class (0.95% Separate Account charge and 3% Withdrawal Charge for first 7 years with 10% of the Account balance free of such charge in years 2-7)	E Class (0.50% Separate Account charge and no Withdrawal Charge in all years)
1	$54,770	$53,127	$53,400
2	$58,248	$56,675	$57,031
3	$61,947	$60,274	$60,909
4	$65,881	$64,102	$65,051
5	$70,064	$68,172	$69,475
6	$74,513	$72,501	$74,199
7	$79,245	$77,105	$79,244
8	$84,633	$64,633	$84,633
9	$90,388	$90,388	$90,388
10	$96,535	$96,535	$96,534

Generally, the higher the rate of return, the more advantageous the e Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to “break-even” by the end of the seventh year or the break-even point would otherwise occur sooner. The break-even point is when the Account Balance of an e Bonus Class Contract will equal the Account Balance of an e Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in the e Class Contract.

The decision to elect the e Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge and the Withdrawal Charge.

The guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity. Current rates for the e Bonus Class may be lower than those for the e Class of the Deferred Annuity.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the “free look” period; we retrieve it if You exercise the “free look.” Your exercise of the “free look” is the only circumstance under which the 3% credit will be retrieved (commonly called a “recapture”). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on the amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

Portfolios

Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives; (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.

The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

Investment Choices Which Are Fund of Funds

The following Portfolios available within Brighthouse Trust I and Brighthouse Trust II are “fund of funds”:

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Brighthouse Asset Allocation 100 Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Moderate Allocation Portfolio

SSGA Growth ETF Portfolio

SSGA Growth and Income ETF Portfolio

“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.

Additional Information about the Portfolios

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or the American Funds® invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, Calvert Fund, Fidelity VIP Funds and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.

Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds, and the American Funds® are each “series” type funds registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.

The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for it services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds and the American Funds®.

Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in MetLife’s role as an intermediary, with respect to the Portfolios. MetLife and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately             % of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should We or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments We receive could cease or be substantially reduced which may have a material impact on Our financial statements.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the Table of Expenses and “Who Sells the Deferred Annuities.” Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company (“MLIDC”). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.

Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in your Account Balance of your Deferred Annuity resulting from the performance of the Portfolio You have chosen.

This distribution is in cash or direct rollover to another employer plan or IRA. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Withdrawal Charge. Outstanding loans, if available, will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See “Income Taxes.”) Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the “Withdrawal Charges” section of the prospectus.

Automated Investment Strategies

There are four automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Index Selector is not available with a Deferred Annuity with the optional Lifetime Withdrawal Guarantee. These are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer®: You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife

MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account, if available. Each quarter the percentage in each of these Divisions and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact us or your sales representative (where applicable).

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We will terminate all transactions under any automated investment strategy upon notification of your death.

Purchase Payments

There is no minimum purchase payment. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

We will not issue the TSA Deferred Annuity to You if You are age 80 or older or younger than age 18. For SEPs and SIMPLE IRA Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the B and L Classes (described in the section titled “Eligible Rollover Distribution and Direct Transfer Credit for B and L Classes”) unless You are less than 66 years old at date of issue. We will not accept your purchase payments if You are age 90 or older.

Purchase Payments — Section 403(b) Plans

The Internal Revenue Service (“IRS”) announced regulations affecting Section 403(b) plans and arrangements, which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees’ annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to these rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called “90-24 transfers”).

The regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this employer requirement.

In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account, if available, and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You elect the Lifetime Withdrawal Guarantee Optional Benefit, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following Divisions: Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division and Brighthouse Asset Allocation 80 Division. We reserve the right to make changes to the Divisions. (See “Appendix A — Portfolio Companies Available Under the Deferred Annuity”)

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

•	Federal tax laws or federal or state regulatory requirements;

•	Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance;

•

Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

•	Participation in the Systematic Withdrawal Program (as described later); and

•	Leaving your job.

The Value of Your Investment

Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit or Lifetime Withdrawal Guarantee charge, if chosen as an optional benefit), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Division:

•	First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

•

Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

•	Finally, we multiply the previous Accumulation Unit Value by this result.

Examples

Calculating the Number of Accumulation Units

Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit

Value is currently $10.00. You would be credited with 50 accumulation units.

$500 = 50 Accumulation Units

$10

Calculating the Accumulation Unit Value

Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05. Today’s Accumulation Unit Value is $10.50. ($10.00 x 1.05 = $10.50). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50. ($10.00 x .95 = $9.50). The value of your $500 investment is then $475 (50 x $9.50 = $475).

Transfer Privilege

You may make tax-free transfers among Divisions or between the Divisions and the Fixed Interest Account, if available. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the

Divisions. For us to process a transfer, You must tell us:

•	The percentage or dollar amount of the transfer;

•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;

•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

If You receive the eligible rollover distribution and direct transfer credit and You have a 457(b), 403(a) or TSA ERISA Deferred Annuity, You must allocate this amount to the Fixed Interest Account and You must keep any such amounts in the Fixed Interest Account for five years or You will forfeit the credit.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).

We may require You to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account). We may also require you to transfer a minimum amount if the transfer is in connection with the Allocator.

The following is a discussion of frequent transfers/reallocations policies and procedures. They apply to both the “pay-in” and “pay-out” phase of your Deferred Annuity.

Restrictions on Transfers

Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., American Funds Global Small Capitalization Fund, Brighthouse Small Cap Value Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Global Equity Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Allocation Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio, MFS® Research International Portfolio, Neuberger Berman Genesis Portfolio, T. Rowe Price Small Cap Growth Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio — the “Monitored Portfolios”) and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/ reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/ reallocations involving the given category that exceed the current Account Balance; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all

American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and transfer/ reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds® Portfolio violates this monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolio under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolios and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/ reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/ reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some Portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/ reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Access To Your Money

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

•	The percentage or dollar amount of the withdrawal; and

•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

You may submit a written withdrawal request, which must be received at Your Administrative Office on or before the payout phase, that indicates that the withdrawal should be processed as of the payout phase, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according, to the Accumulation Unit Value calculated as of the Maturity Date.

Account Reduction Loans

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

Systematic Withdrawal Program

If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option. The Systematic Withdrawal Program is not available to the B and L Classes of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount You will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at Your Administrative Office at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at Your Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the

Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

See “Lifetime Withdrawal Guarantee — Annual Benefit Payment — Systematic Withdrawal Program” for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the Lifetime Withdrawal Guarantee.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

Minimum Distribution

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.

Charges

Account Reduction Loan Fees

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

Charges Paid When Money is in A Division

There are two types of charges You pay while You have money in a Division:

•	A separate account A charge, and

•	an investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

Separate Account Charge

Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of average Account Balance in the Separate Account. A portion of the annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 1.15% for the B Class, 1.45% for the C Class,1.30% for the L Class, 0.50% for the e Class and 0.95% for the e Bonus Class of the average value of the amounts in the Divisions or, in the case of each American Funds® Division, 1.40% for the B Class, 1.70% for the C Class,1.55% for the L Class, 0.75% for the e Class and 1.20% for the e Bonus Class.

This charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

Separate Account Charges*

	B CLASS	C CLASS	L CLASS	E CLASS	E BONUS CLASS
Standard Death Benefit	1.15%	1.45%	1.30%	0.50%	0.95%
Optional Death Benefit	1.25%	1.55%	1.40%	0.60%	1.05%

*

We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Divisions.

We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.

Investment-Related Charge

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Divisions You select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. Class B shares available in Brighthouse Trust I and Brighthouse Trust II have a 0.25% 12b-1 Plan fee. Class C shares available in Brighthouse Trust I have a 0.55% 12b-1 Plan fee. Class 2 shares available in the American Funds® have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.

Annual Contract Fee

There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the Divisions on the last business day prior to the Contract Anniversary. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is to be deducted or if your Account Balance is $25,000 or more on the day the fee is to be deducted. This fee will also be waived if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any Contract Owner.

Optional GMIB

The GMIB is no longer available for purchase. The optional GMIB includes for an additional charge of 0.70% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account). If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the guaranteed minimum income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

Optional Lifetime Withdrawal Guarantee (“LWG”)

The LWG is no longer available for purchase. The LWG includes for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero. Prior to May 4, 2009, the charge for the optional LWG Benefit prior to any Automatic Step-Up is 0.50% of the Total Guaranteed Withdrawal Amount and the maximum charge upon an Automatic Annual Step-Up is 0.95%.

Premium and Other Taxes

Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

Withdrawal Charges

A Withdrawal Charge may apply if You make a withdrawal and the amount of the withdrawal is determined to include the withdrawal of purchase payments that were credited to your Deferred Annuity.. There are no Withdrawal Charges for the C Class or e class Deferred Annuity or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charges Applies”). The Withdrawal Charge will be determined separately for each Division from which a withdrawal is made. The Withdrawal Charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The Withdrawal Charge on the amount withdrawn for each class is as follows:

IF WITHDRAWN DURING CONTRACT YEAR	B CLASS	C CLASS	L CLASS	E Class	E Bonus Class
1	9%	None	9%	None	3%
2	9%		8%		3%
3	9%		7%		3%
4	9%		6%		3%
5	8%		5%		3%
6	7%		4%		3%
7	6%		2%		3%
8	5%		0%		0%
9	4%		0%		0%
10	3%		0%
11	2%		0%
12	1%		0%
Thereafter	0%		0%

For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charge for the B Class is as follows: During Contract Year 1: 10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%, Year 11 and thereafter: 0%.

For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.

The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.

Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Optional Death Benefit” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

When No Withdrawal Charge Applies

In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

•	If You have a C Class Deferred Annuity.

•	On transfers You make within your Deferred Annuity among the Divisions and transfers to or from the Fixed Interest Account.

•	On the amount surrendered after twelve Contract Years (ten years in Connecticut and certain other states) for the B Class and seven years for the L Class.

•	If You choose payments over one or more lifetimes, except, in certain cases, under the GMIB.

•	If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

•

After the first Contract Year, if You withdraw up to 10% of your total Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

•

If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Code.

•

If the Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider and Waiver of Withdrawal Charge for Terminal Illness Rider are in effect (only available if You are less than 80 years old on the Contract issue date). For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, except in Massachusetts and South Dakota (as of the close of the Exchange on December 31, 2012) for the Nursing Home or Hospital Confinement Rider if your Contract provides for these riders, to withdrawals to which a Withdrawal Charge would otherwise apply, if You as Owner or participant under a Contract:

•

have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

•	are diagnosed with a terminal illness and not expected to live more than 12 months.

•

This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the participant continuously since the issue of the Contract.

•

If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

•

For the TSA, SEP and SIMPLE IRA Deferred Annuities, if You retire from the employer You had at the time You purchased this annuity, after continuous participation in the Contract for five Contract Years.

•

For the TSA, SEP and SIMPLE IRA Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity, after continuous participation in the Contract for five Contract Years.

•	If You make a direct transfer to other investment vehicles we have pre-approved.

•

If You retire or leave your job with the employer You had at the time You became a participant in the 403(a) arrangement or 457 or TSA ERISA plan that is funded by the Deferred Annuity. (Amounts withdrawn that received the eligible rollover distribution and direct transfer credit are, however, subject to forfeiture.)

•	If your plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

•	If approved in your state, and if You elect the LWG and take your Annual Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

•	If permitted in your state, and after the first Contract Year, if You elect the LWG and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

•

Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

•

If permitted in your state, for TSA, TSA ERISA, 457(b) and 403(a) Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.

Free Look

You may cancel your Deferred Annuity within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).

For the TSA Deferred Annuity, any 3% credit from direct transfer and eligible distribution purchase payments does not become yours until after the “free look” period; we retrieve it if You exercise the “free look.” Your exercise of any “free look” is the only circumstance under which the 3% credit will be retrieved (commonly called “recapture”). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

Benefits Available Under the Deferred Annuity

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit

Guarantees that the death benefit will not be less than the greatest of (1) your Account Balance less any outstanding loans; or (2) total purchase payment reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal less any outstanding loans (including any applicable withdrawal charge).

		Standard	None	• Withdrawals could significantly reduce the benefit.

Annual Step-Up Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” as of each Contract Anniversary.	Optional	0.10% as a percentage of your average Account Balance	• Withdrawals could significantly reduce the benefit. • You may not purchase this benefit if You are 80 years of age or older. • Available only at issue
Guaranteed Minimum Income Benefit	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in phase.	Optional	0.70% of your Guaranteed Minimum Income Base

•  No longer available for sale.

•  Benefit limits available investment options.

•  You may not have this optional benefit and another optional living benefit (Lifetime Withdrawal Guarantee, or Guaranteed Minimum Accumulation Benefit) in effect at the same time.

•  Age restrictions apply.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
• May only be exercised after a 10-year waiting period. • Availability subject to state • Cannot be terminated • Withdrawals could significantly reduce the benefit.

Lifetime Withdrawal Guarantee Benefit	Guarantees payments for life so long as { }. You make your first withdrawal that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed.	Optional	.95% of your Total Guaranteed Withdrawal Amount

•  No longer available for sale.

•  Benefit limits available investment options.

•  Age restrictions apply.

•  You may not have this optional benefit and another optional living benefit (Guaranteed Minimum Income Benefit or Guaranteed Minimum Accumulation Benefit) in effect at the same time.

•  In the first 15 contract years you may only cancel this benefit every 5 Contract Years. Thereafter you may cancel annually within 30 days following the eligible Contract Anniversary

Automated Investment Strategy	Automated Investment Strategies include dollar cost averaging program or asset allocation programs that can help you manage your money. The Equity Generator®:	Standard	None	• Benefit limits available investment options. • The index selector is not available with the Optional Lifetime

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations

An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer®:

You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

The Index Selector®:

You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account

Withdrawal Guarantee.

*	We can reject any premium payments for any reason. We may also permit you to invest more than the maximum amounts list above if you obtain our prior approval.

Death Benefit — Generally

One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

The standard death benefit is described below. An additional optional death benefit is described in the “Optional Benefits” section. Check your Contract and riders for the specific provisions applicable to You. The optional death benefit may not be available in your state (check with your registered representative regarding availability). There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you elect, any remaining guarantee will be paid to your Beneficiary.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Until the Beneficiary (or each Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Divisions and/or Fixed Interest Account until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium and other taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available.

Total Control Account

The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our General Account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Standard Death Benefit

If You die during the pay-in phase and You have not chosen the optional death benefit, the death benefit the Beneficiary receives will be equal to the greater of:

1.	Your Account Balance, less any outstanding loans; or

2.

Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

Example

		Date	Amount
A	Initial Purchase Payment	10/1/2019	$100,000
B	Account Balance	10/1/2020 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2020	$104,000 (= greater of A and B)
D	Account Balance	10/1/2021 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2021	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2021	$9,000
G	Percentage Reduction in Account Balance	10/2/2021	10% (=F/D)
H	Account Balance after Withdrawal	10/2/2021	$81,000 (= D – F )
I	Purchase Payments reduced for Withdrawal	As of 10/2/2021	$90,000 [= A-(A x G)]
J	Death Benefit	10/2/2021	$90,000 (= greater of H and I)

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

Account Balances on 10/1/21 and 10/2/21 are assumed to be equal prior to the withdrawal.

There are no loans.

Optional Death Benefit

Please note that the decision to purchase the optional death benefit is made at the time of application and is irrevocable. The optional death benefit is available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefit purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.)

Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1.	The Account Balance, less any outstanding loans;

2.	Total purchase payments reduced proportionately for withdrawals and any outstanding loans (including any applicable Withdrawal Charge); or

3.	“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:

•	At issue, the Highest Anniversary Value is your initial purchase payment;

•	Increase the Highest Anniversary Value by each subsequent purchase payment;

•

Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge);

•

On each Contract Anniversary before your 81st birthday, compare the (1) then Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

•	Increase the Highest Anniversary Value by each subsequent purchase payment or

•

Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount You have in the Separate Account.

Example:

		Date	Amount
A	Initial Purchase Payment	10/1/2019	$100,000
B	Account Balance	10/1/2020 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2020	$104,000 (= greater of A and B)
D	Account Balance	10/1/2021 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2021	$104,000 (= greater of C and D)
F	Withdrawal	10/2/2021	$9,000
G	Percentage Reduction in Account Balance	10/2/2021	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2021	$81,000 (= D – F )
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2021	$93,600 (= E – (E x G))
J	Death Benefit	10/2/2021	$93,600 (= greater of H and I)

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/21 and 10/2/21 are assumed to be equal prior to the withdrawal.

The purchaser is age 60 at issue.

There are no loans.

Living Benefits

GMIB — (may also be known as the “Predictor” in our sales literature and advertising)

We offer the GMIB that, for an additional charge, offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). Our guaranteed income benefit, called GMIB, is designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to receive income payments (“annuitize”). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect income payments. Prior to exercising this optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level and still maintain the optional benefit amount. This optional benefit must be elected at Contract issue.

This optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. However, if applying your actual Account Balance at the time You annuitize the Contract to then current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

The GMIB is available in all states except New York. In the states of Montana, Utah and West Virginia, the GMIB is only available for elective TSA (non-ERISA) and SEP/SIMPLE Deferred Annuities. In Oregon, the GMIB is only available for TSA ERISA, 403(a) and 457(b) Deferred Annuities.

As of the close of the Exchange on October 4, 2013, the GMIB is not available for sale to any new employer sponsored retirement plan.

Once elected, the optional benefit cannot be terminated except as discussed below.

GMIB and Qualified Contracts

The GMIB may have limited usefulness in connection with a qualified Contract, such as TSA, TSA ERISA, IRA, 403(a) or 457(b), in circumstances where, due to the 10-year waiting period after purchase, the Contract Owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB.

If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see “When We Can Cancel your Contract”), your Contract lapses for any reason, or in those instances where your employer has the ability to do so your employer terminates the Contract, and there remains any income base, You forfeit your income base and any further rights to the GMIB.

Facts About the Guaranteed Minimum Income Benefit

Income Base and GMIB Income Payments. We calculate an “income base” (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Balance or a minimum return for any Division.

After a minimum 10-year waiting period, and not more than 30 days after the Contract Anniversary following your 85th birthday, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments. (Your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment.)

If your employer, association or other group contract holder has instituted account reduction loans for its plan or arrangement, You have taken a loan and You have also purchased the GMIB, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the income base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the income base.

The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then-current annuity purchase rates.

If You exercise the GMIB, your income payments will be the greater of:

•	the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

•	the income payment determined for the same income type in accordance with the base Contract. (See “Pay-Out Options (or Income Options).”)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

If the amount of the guaranteed minimum lifetime income that the GMIB produces is less than the amount of annuity income that would be provided by applying your Account Balance on the Annuity Date to the then-current annuity purchase rates, then You would have paid for an optional benefit You did not use.

Description of the GMIB

In states where approved, the GMIB is available only up to, but not including, age 76 and You can only elect the GMIB at the time You purchase the Contract. The GMIB may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary following your 85th birthday.

Income Base

The income base is equal to the greater of (a) or (b) below:

(a)

Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b)

Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

(i)	is purchase payments accumulated at the Annual Increase Rate of 6% (as defined below); and

(ii)	is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance.

Annual Increase Rate. As noted above we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the “annual increase rate.” Through the Contract Anniversary immediately prior to your 81st birthday, the Annual Increase Rate is 6%.

On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary.

During the 30-day period following the Contract Anniversary immediately prior to your 81st birthday, the annual increase rate is 0%.

Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

(a)

The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or

(b)

If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted. No change in Owner of the Contract or participant is permitted.

In determining GMIB income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.

Exercising the GMIB. The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10-Year Guarantee Period or a Lifetime Income Annuity for Two with a 10-Year Guarantee Period. If You decide to receive income payments under a Lifetime Income Annuity with a 10-Year Guarantee Period after age 79, the 10-Year guarantee is reduced as follows:

Age at Pay-Out	Guarantee
80	9years
81	8years
82	7years
83	6years
84 and 85	5years

Lifetime Income Annuity for Two is available if the ages of the joint Annuitants are 10 years apart or less (or as permissible under our then current underwriting requirements, if more favorable).

Effect of Outstanding Loans on the GMIB. You may not exercise this benefit if You have an outstanding loan balance. You may exercise this benefit if You repay your outstanding loan balance. If You desire to exercise this benefit and have an outstanding loan balance and repay the loan by making a partial withdrawal, your income base will be reduced to adjust for the repayment of the loan, according to the formula described above.

Terminating the GMIB. This benefit will terminate upon the earliest of:

1.	The 30th day following the Contract Anniversary following your 85th birthday;

2.	The date You make a total withdrawal of your Account Balance (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

3.	You elect to receive income payments under the Contract and You do not elect to receive income payments under the GMIB (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

4.	On the day there are insufficient amounts to deduct the charge for the GMIB from your Account Balance; or

5.	If You die.

For more information on when we may or may not terminate your Contract, see “When We Can Cancel Your Deferred Annuity”.

Charges. The GMIB is available in Deferred Annuities for an additional charge of 0.70% (except for the states of Texas and Virginia for TSA ERISA, 403(a) and 457(b) Deferred Annuities and except for the state of Pennsylvania for TSA, SEP and SIMPLE IRA Deferred Annuities, where the charge is 0.35%) of the income base, deducted at the end of each Contract Year on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, net of any outstanding loans. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Balance. If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

Graphic. The purpose of the following graphic is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The graphic does not reflect the deduction of fees and charges, Withdrawal Charges or income taxes or penalties.

(1)	The 6% Annual Increase Amount of the Income Base

Determining a value upon which future income payments will be based

Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. Your purchase payments accumulate at the annual increase rate of 6%, through the Contract Anniversary immediately preceding your 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges (“the 6% Annual Increase Amount of the Income Base”)) is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream

Assume that You decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 6% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(2)	The “Highest Anniversary Value” (“HAV”)

Determining a value upon which future income payments will be based

Prior to annuitization, the Highest Anniversary Value at each Contract Anniversary begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream

Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(3)	Putting It All Together

Prior to annuitization, the income base (the 6% Annual Increase Amount of the Income Base and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the guaranteed minimum income base and the Account Balance will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary on or following the Contract Owner’s 80th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary.

With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when you annuitize your Contract You will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.

Example:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

Age 55 at issue

Purchase Payment = $100,000.

No additional purchase payments or partial withdrawals.

Guaranteed minimum income base at age 65 = $100,000 × 1.0610 = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

Guaranteed minimum income floor = guaranteed minimum income base applied to the GMIB annuity table.

GMIB annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

$179, 085 × $4.21 = $754 per month.

$1, 000

Issue Age	Age at Pay-Out	Guaranteed Minimum Income Floor
55	65	$754
	70	$1,131
	75	$1,725

The above chart ignores the impact of premium taxes and other taxes.

Withdrawal Benefit

LWG

As of the close of the Exchange on October 4, 2013, the LWG is not available for sale to any new employer sponsored retirement plan.

In states where approved, we offer the LWG for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If You elect the LWG, Roth TSA purchase payments may be permitted. The LWG does not establish or guarantee an Account Balance or minimum return for any Division. The Remaining Guaranteed Withdrawal Amount and Total Guaranteed Withdrawal Amount are not available for withdrawal as a lump sum. Withdrawals are subject to applicable Contract Withdrawal Charges unless You take the necessary steps to elect to take your Annual Benefit Payment under a Systematic Withdrawal Program. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if You are under age 591/2. Consult your own tax adviser to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the GMIB in effect at the same time. You should carefully consider if the LWG is best for You. Here are some of the key features of the LWG.

•

Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 59 1⁄2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

•

Automatic Annual Step-Ups. The LWG provides automatic step-ups on each Contract Anniversary prior to the Owner’s 86th birthday (and offers the Owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner’s 86th birthday.

•	Withdrawal Rates. The LWG uses a 5% withdrawal rate to determine the Annual Benefit Payment.

•

Cancellation. The LWG provides the ability to cancel the rider every five Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

•	Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account, and certain Divisions (as described below).

•

Tax Treatment. The tax treatment of withdrawals under the LWG is uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal, if the Remaining Guaranteed Withdrawal Amount is greater than the Account Balance (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.

•	Rider Charges. We will continue to assess the LWG rider charge even in the case where your remaining Guaranteed Withdrawal Amount, as described below, equals zero.

•

Qualified Plans. If your plan determines to terminate the Contract at a time when You have elected LWG, You forfeit any income base and any other rights to the LWG You have accrued under the LWG upon termination of the Contract.

In considering whether to purchase the LWG, You must consider your desire for protection and the cost of the benefit with the possibility that had You not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, You should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the LWG, however, does not assure that You will receive strong, let alone any, return on your investments. The LWG must be elected at Contract issue; You must be age 80 or younger at the time of purchase.

Total Guaranteed Withdrawal Amount. The Total Guaranteed Withdrawal Amount may be referred to as the “income base” in marketing or other materials. The Total Guaranteed Withdrawal Amount is the minimum amount that You are guaranteed to receive over time while the LWG is in effect. We assess the LWG charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by each additional purchase payment (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount). This reduction may be significant.

Cumulative withdrawals in a given Contract Year will not decrease the Total Guaranteed Withdrawal Amount if such withdrawals do not exceed the Annual Benefit Payment in that Contract Year.

Remaining Guaranteed Withdrawal Amount. The remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The initial remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the remaining Guaranteed Withdrawal Amount (up to a maximum amount of $5,000,000) by each additional purchase payment without taking into account any purchase payment credits (i.e., credit or bonus payments). The remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described below. All withdrawals (including applicable Withdrawal Charges) reduce the remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). If the withdrawal exceeds the Annual Benefit Payment, then we will additionally reduce the remaining Guaranteed Withdrawal Amount to equal the difference between the remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). This reduction may be significant. The remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG. (See “Additional Information” below.)

5% Compounding Income Amount. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the 10th Contract Anniversary, the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. The Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal

Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and remaining Guaranteed Withdrawal Amount.

Automatic Annual Step-Up. On each Contract Anniversary prior to the Owner’s 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that You have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

•

reset the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

•	reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up; and

•	reset the LWG charge to the then current charge, up to a maximum of 0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG charge, and we elect to increase the benefit charge in connection with the Step-Up we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing at Your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary).

Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups unless You notify us in writing at Your Administrative Office that You wish to reinstate the Step- Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

Annual Benefit Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. The Annual Benefit Payment may be referred to as “annual income amount” in marketing or other materials. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

Important to Note.

•

If You take your first withdrawal before the date You reach age 591/2, we will continue to pay the Annual Benefit Payment each year until the remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, and your remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your remaining Guaranteed Withdrawal Amount is depleted.

This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take withdrawals greater than the Annual Benefit Payment; however, You will not be guaranteed income for the rest of your life.

•

If You take your first withdrawal on or after the date You reach age 591/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your remaining Guaranteed Withdrawal Amount and/ or Account Balance declines to zero. This means if your remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life. Therefore, You will be guaranteed income for life.

You should carefully consider when to begin taking withdrawals if You have elected the LWG Benefit. If You begin withdrawals too soon, your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount are no longer increased by the 5% annual compounding increase. On the other hand, if You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy), and You may be paying for a benefit You are not using.

You have the option of receiving withdrawals under the LWG or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization.

At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG.

Effect of Outstanding Loans on the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To ensure that You retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit

Payment each Contract Year. If a Withdrawal Charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. In addition, as noted above, if a withdrawal results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Remaining Guaranteed Withdrawal Amount). These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. A withdrawal that results in cumulative withdrawals in the current Contract Year exceeding the Annual Benefit Payment that reduces the Account Balance to zero will terminate the Contract.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since Your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

Systematic Withdrawal Program. If available in your state, You may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If You do so, any Withdrawal Charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Up, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

Required Minimum Distributions. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (701/2 if you were 701/2 before January 1, 2020). These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact Your Administrative Office.

Investment Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the Divisions listed in “Appendix A — Portfolio Companies Available Under the Deferred Annuity — Investment Allocation Restrictions for Certain Optional Benefits.”

Cancellation. You may elect to cancel the LWG every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible

Contract Anniversary in writing at your Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the LWG will terminate, we will no longer deduct the LWG charge, and the allocation restrictions described above will no longer apply. The Contract, however, will continue.

Termination. The LWG will terminate upon the earliest of:

1.

The date of a full withdrawal of the Account Balance (a pro rata portion of the annual charge will be assessed); You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met;

2.	The date the Account Balance is applied to a pay-out option (a pro-rata portion of the annual charge for this rider will be assessed);

3.

The date there are insufficient funds to deduct the charge from your Account Balance and your Contract is thereby terminated (whatever Account Balance is available to pay the annual charge for the benefit will be applied); You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract;

4.	The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5.	The Contract Owner dies;

6.	There is a change in Contract Owner, for any reason, unless we agree otherwise (a pro-rata portion of the annual charge for this rider will be assessed);

7.

The Contract is terminated (a pro-rata portion of the annual charge for this rider will be assessed except for termination because of death of the Owner, then no charge will be assessed based on the period from the most recent Contract Anniversary to the date termination takes effect); or

8.	The effective date of cancellation of this benefit.

Additional Information. The LWG may affect the death benefit available under your Contract. If the Owner should die while the LWG is in effect, an alternative death benefit amount will be calculated under the LWG that can be taken in a lump sum. The LWG death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract’s death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the Standard Death Benefit, the additional death benefit amount calculated under the LWG as described above, or the Annual Step-Up Death Benefit, if that benefit had been purchased by the Owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the Beneficiary’s remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Code (including minimum distribution requirement). If You terminate the LWG because (1) You make a total withdrawal of Your Account Balance; (2) your Account Balance is insufficient to pay the LWG charge; or (3) the Contract Owner dies, you may not make additional purchase payments under the Contract.

LWG charge. The LWG is available in Deferred Annuities, for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Balance. If an Automatic Annual Step- Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

Examples

The purpose of these examples is to illustrate the operation of the LWG. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

A.	LWG – The effect of Withdrawals on Your Annual Benefit Payment

1.	When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).

Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1⁄2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

2.	When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% × $65,000 = $3,250.

B.	LWG — The Effect of Delaying the Exercise of Your LWG on Your Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).

If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 × 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 × 5%).

If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 × 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 × 5%).

If the first withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 × 5%).

C.	LWG — Automatic Annual Step-Ups and 5% Compounding Amount (No withdrawals or loans)

Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 × 5%).

At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 × 5%).

LWG — Automatic Annual Step-ups and 5% Compounding Amount (No Withdrawals or Loans)

Pay-Out Options (or Income Options)

You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” Your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable Contract fees and any outstanding loans), then we apply the net amount to the option. See “Income Taxes” for a discussion of partial annuitization. You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, You may not be older than 95 years old to select a pay-out option (90 in New York State). You must convert at least $5,000 of your Account Balance to receive income payments. Please be aware that once your Contract is annuitized You are ineligible to receive the death benefit You have selected. Additionally, if You have selected the GMIB or LWG, annuitizing your Contract terminates the rider and any death benefit provided by the rider.

Although guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity, current rates for the e Bonus Class may be lower than the e Class of the Deferred Annuity.

When considering a pay-out option, You should think about whether You want:

•	Payments guaranteed by us for the rest of your life (or for the rest of two lives); or

•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) with a guaranteed period; or

•	A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments – for example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

Income Payment Types

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

•	Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

•	Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

•	Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.

Many times, the Contract Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

•	The amount of income You need;

•	The amount You expect to receive from other sources;

•	The growth potential of other investments; and

•	How long You would like your income to be guaranteed.

We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the

AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are currently available:

Lifetime Income Annuity: A variable or fixed income that is paid as long as the Annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner until the end of the guarantee period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant(s) after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as the Contract Owner is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

Allocation

You decide how your money is allocated among the Fixed Income Option and the Divisions.

Minimum Size of Your Income Payment

Your initial income payment must be at least $100. If You live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

The Value of Your Income Payments

Amount of Income Payments

Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class.

The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Contract Owner will be given the benefit of the higher rates.

Although guaranteed annuity rates for the e Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the e Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued single payment immediate annuity contract rates.

Annuity Units

Annuity Units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% or 4%. Certain states may require a different AIR or a cap on what AIR may be available. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.

Valuation

This is how we calculate the Annuity Unit Value for each Division:

•

First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

•

Next, we subtract the daily equivalent of the Standard Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

•	Finally, we multiply the previous Annuity Unit Value by this result.

Reallocation Privilege

During the pay-out phase of the Deferred Annuity, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

•	The percentage of the income payment to be reallocated;

•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want to reallocate your income payment; and

•	The Divisions from which You want to reallocate your income payment.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;

•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

•

Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

•

Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)

•

Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)

We may require that You use our original forms to make reallocations.

Please see the “Transfer Privilege” section regarding restrictions on transfers policies and procedures.

Charges

You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee.

If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments

Purchase payments may be sent, by check, cashier’s check or certified check made payable to “MetLife,” to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. See “Access to your Money.”

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

•	After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable is calculated. If payments made on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which You are a participant or member must identify You on its reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account, if available.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Processing Transactions

We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

By Telephone or Internet

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

•	Account Balance

•	Unit Values

•	Current rates for the Fixed Interest Account

•	Transfers

•	Changes to investment strategies

•	Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at Your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and Computer Systems

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.

After Your Death

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contracts maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.

Misstatement

We may require proof of age of the Owner, Beneficiary or Annuitant before making any payments under this Deferred Annuity that are measured by the Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayment will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

Third Party Requests

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

Valuation — Suspension of Payments

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

•

rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

•	during any other period when the SEC by order so permits.

Cybersecurity Risks

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

Other Matters

Advertising Performance

We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.

Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Division refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.

Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds® Portfolios and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges, the charge for the GMIB and the charge for the LWG. Withdrawal Charges would reduce performance experience.

Average annual total return (“Standard Performance”) calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds® Portfolios and the Annual Contract Fee and applicable

Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step-Up Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the GMIB or LWG. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, Calvert Fund, Fidelity VIP Funds and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

Changes to Your Deferred Annuity

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

•	To operate the Separate Account in any form permitted by law.

•

To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

•	To transfer any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.

•

To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.

•

To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

•	To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.

Voting Rights

Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

•	The shares for which voting instructions are received, and

•	The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.

Who Sells the Deferred Annuities

MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuity (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry

Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on class purchased) of each purchase payment. The gross dealer concession applies each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.

We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Deferred Annuities. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Deferred Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contracts. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Deferred Annuities.

Financial Statements

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

Any reference to “spouse” includes those persons who are married under state law, regardless of sex.

When We Can Cancel Your Deferred Annuity

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months and your Account Balance is less than $2,000 and you do not have an optional benefit or death benefit with a guaranteed value higher than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

We will not terminate the Contract where we keep records of your account if it includes an LWG rider. In addition, we will not terminate any Contract where we keep records of your account that includes a GMIB rider or a guaranteed death benefit if at the time the termination would otherwise occur the income/benefit base of the rider or the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

If your plan determines to terminate the Contract at a time when You have an income/benefit base of the rider or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any income/benefit base of the rider or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.

Income Taxes

Introduction

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.

Qualified Annuity Contracts

Introduction

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs),

408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

Treatment of Separate Account Charges

It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.

Accumulation

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the Statement of Additional Information for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

Taxation of Annuity Distributions

If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after- tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Guaranteed Withdrawal Benefits

If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract.

Withdrawals Prior to Age 59 1/2

A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 591/2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.

These exceptions include but are not limited to withdrawals made:

(a)	on account of your death or disability, or

(b)

as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers and additional withdrawals) from the Contract.

The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.

Rollovers

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a nongovernmental employer.

You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.

Federal tax law limits You to making only one rollover from an IRA to another IRA (or the same IRA) in any 12 month period and the limit is applied across all IRAs You own.

Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:

(a)	minimum distribution requirements,

(b)	financial hardship, or

(c)	for a period of ten or more years or for life.

20% Withholding on Eligible Rollover Distributions

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.

Death Benefits

The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Contracts annuitized on or before 12/20/19 and deaths occurring on or before 12/31/19

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 701/2.

Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the Owner may have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.

Contracts annuitized after 12/20/19 and deaths occurring after 12/31/19

Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Starting Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).

An Eligible Designated Beneficiary is an individual who, on the date of death, is:

(1)	Your surviving spouse;

(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);

(3)	a chronically ill individual as defined by the Code; or

(4)	any other individual who is not more than ten (10) years younger than You.

An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.

If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (701/2 if you were 701/2 before January 1, 2020).

Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.

Non-designated beneficiaries

Distributions required from a qualified Contract following your death must generally be distributed to Nondesignated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Annuity Starting Date, the benefits may be paid out to the nondesignated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.

Required Minimum Distributions

Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:

(a)	the calendar year in which You reach age 72 (701/2 if you were 701/2 before January 1, 2020), or

(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (701/2 if you were 701/2 before January 1, 2020) even if You have not retired.

Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year, or April 1st of the year after You reach age 72 (701/2 if you were 701/2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.

A tax penalty of 50% applies to the shortfall of any required minimum distributions you fail to receive.

You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract. Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.

Additional Information Regarding TSA (ERISA and non-ERISA) 403(b)

Special Rules Regarding Exchanges

In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a beneficiary’s accumulated benefit; (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

Withdrawals

If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:

(a)	Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;

(b)	Is exchanged to another permissible investment under your 403(b) plan;

(c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;

(d)	Occurs after You die, leave your job or become disabled (as defined by the Code);

(e)	Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

(f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;

(g)	Relates to rollover or after-tax contributions; or

(h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

Distinction for Puerto Rico Code

A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.

Contributions

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

Distributions

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

(2)

10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.

Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance, and be used to cover damages or losses suffered and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution of You are a resident of Puerto Rico.

Rollover

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.

ERISA Considerations

In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(l). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes of Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse”, spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.

Legal Proceedings

n the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

Appendix A — Portfolio Companies Available Under the Deferred Annuity

Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, the Fidelity VIP Funds, and the American Funds® and each of their Portfolios are more fully described in their respective prospectuses and SAIs, which can be amended from time to time and can be found online at www.metlife.com. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com or through your registered representative. You should read these prospectuses carefully before making purchase payments to the Divisions. The classes of shares available to the Deferred Annuities, the Calvert Fund, Class B of Brighthouse Trust I (except for the American Funds® Balanced Allocation, American Funds® Growth Allocation and American Funds® Moderate Allocation Portfolios which are Class C), Class B of Brighthouse Trust II, and Class 2 of the American Funds®, each impose a 12b-1 fee. The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.

The investment choices are listed in alphabetical order below (based upon the Portfolio’s legal names). (See “Portfolio Legal and Marketing Names” below) The Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio’s investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Divisions You choose. While the Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the Divisions may go down as well as up.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
American Funds®

Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds Bond Fund Adviser: Capital Research and Management CompanySM	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund Adviser: Capital Research and Management CompanySM	[•]%	[•]%	[•]%	[•]%

Seeks growth of capital.	American Funds Growth Fund Adviser: Capital Research and Management CompanySM	[•]%	[•]%	[•]%	[•]%

Seeks long-term growth of capital and income.	American Funds Growth-Income Fund Adviser: Capital Research and Management CompanySM	[•]%	[•]%	[•]%	[•]%

Brighthouse Funds Trust I

Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%
Seeks long-term capital Appreciation.	Brighthouse Small Cap Value Adviser: Brighthouse Investment Advisers, LLC Subadviser: Delaware Investment Funds Advisors; Wells Capital Management, Incorporated	[•]%	[•]%	[•]%	[•]%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Subadviser: Franklin Advisers, Inc.
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	[•]%	[•]%	[•]%	[•]%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	[•]%	[•]%	[•]%	[•]%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	[•]%	[•]%	[•]%	[•]%
Seeks capital appreciation.	Invesco Global Equity Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	[•]%	[•]%	[•]%	[•]%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	[•]%	[•]%	[•]%	[•]%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	[•]%	[•]%	[•]%	[•]%

Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	[•]%	[•]%	[•]%	[•]%

Seeks capital appreciation.	MFS® Research International Portfolio	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Adviser: Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company

Seeks capital appreciation.	Morgan Stanley Discovery Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	[•]%	[•]%	[•]%	[•]%

[•]%

Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	[•]%	[•]%	[•]%	[•]%

[•]%

Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	[•]%	[•]%	[•]%	[•]%

Seeks growth of capital.	SSGA Growth ETF Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	[•]%	[•]%	[•]%	[•]%

Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	[•]%	[•]%	[•]%	[•]%

Seeks high total return by investing in equity	Victory Sycamore Mid Cap Value Portfolio	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
securities of mid-sized companies.	Adviser: Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.

Brighthouse Funds Trust II

Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%

Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio Adviser: Brighthouse Investment Advisers, LLC	[•]%	[•]%	[•]%	[•]%

Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio	[•]%	[•]%	[•]%	[•]%

Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	[•]%	[•]%	[•]%	[•]%

Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year

Seeks long-term growth of capital.	Jennison Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	[•]%	[•]%	[•]%	[•]%

Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	[•]%	[•]%	[•]%	[•]%

Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	[•]%	[•]%	[•]%	[•]%

Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year

Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	[•]%	[•]%	[•]%	[•]%

Seeks capital appreciation.	MFS® Value Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	[•]%	[•]%	[•]%	[•]%

Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	[•]%	[•]%	[•]%	[•]%

Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	[•]%	[•]%	[•]%	[•]%

Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	[•]%	[•]%	[•]%	[•]%

Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	[•]%	[•]%	[•]%	[•]%

Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity. Seeks to achieve a competitive total return through an actively managed portfolio of	Western Asset Management U.S. Government Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company Calvert Fund Calvert VP SRI Balanced Portfolio	[•]%	[•]%	[•]%	[•]%

Investment Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
stocks, bonds, and money market instruments which offer income and capital growth opportunities.	Adviser: Calvert Research and Management

Fidelity VIP Fund

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Funds Freedom 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2035 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2045 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio Adviser: Fidelity Management & Research Company LLC	[•]%	[•]%	[•]%	[•]%

Certain Portfolios have been subject to a change. Please see “Additional Information Regarding the Portfolios” below.

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:

•	Your employer, association or other group contract holder limits the available Divisions.

•	We have restricted the available Divisions.

Investment Allocation Restrictions For Certain Optional Benefits

If You elect the LWG You are limited to allocating your purchase payments and Account Balance among the following funding options:

LWG
Brighthouse Asset Allocation 20 Division
Brighthouse Asset Allocation 40 Division
Brighthouse Asset Allocation 60 Division
Brighthouse Asset Allocation 80 Division

Subsequent Purchase Payments

Subsequent purchase payments must be allocated in accordance with the above limitations. It is important to remember that the entire Account Balance will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Deferred Annuity resulting from the performance of the Portfolio You have chosen.

Portfolio Legal Names and Marketing Names

Series Fund/Trust	Legal Names of Portfolio Series	Marketing Name
American Funds Insurance Series®	Bond Fund	American Funds Bond Fund
American Funds Insurance Series®	Global Small Capitalization Fund	American Funds Global Small Capitalization Fund
American Funds Insurance Series®	Growth-Income Fund	American Funds Growth- Income Fund
American Funds Insurance Series®	Growth Fund	American Funds Growth Fund

Additional Information Regarding the Portfolios

Certain Portfolios and trusts were subject to a name change. The charts below identify the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.

Portfolio Name Changes

The following Portfolios were renamed.

Appendix B

Premium Tax Table

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.

	Non-Qualified Annuities	Qualified Annuities
California(1)	2.35%	0.50%
Florida(2)	1.00%	1.00%
Maine(3)	2.00%	0.00%
Nevada(4)	3.50%	0.00%
Puerto Rico(5)	1.00%	1.00%
South Dakota(6)	1.25%	0.00%
West Virginia	1.00%	1.00%
Wyoming(4)	1.00%	0.00%

1	California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).
2	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
3	Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.
4	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408, 457 and 501.
5	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balance, withdrawals, death benefits or income payments.
6

Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).

Appendix C

What You Need To Know If You Are A Texas Optional Retirement Program Participant

If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

The SAI includes additional information about the Deferred Annuities and Metropolitan Life Separate Account E. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company

Attn: Fulfillment Unit – PPS

PO Box 10342

Des Moines, IA 50306-0342

(800) 638-7732

Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

SEC File No.: 333-83716

Edgar ID: 000003507 (class: B, C, L)

                 000003508 (class e, ebonus)

Metropolitan Life Insurance Company

Metropolitan Life Separate Account E

MetLife Financial Freedom Select® Variable Annuity Contracts

STATEMENT OF ADDITIONAL INFORMATION FORM N-4 PART B

May __, 2021

This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated May __, 2021 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.

Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated May __, 2021.

2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.

CUSTODIAN

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Deferred Annuities”). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

	Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2020	$	$0
2019	$44,403,101	$0
2018	$55,872,532	$0

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EXPERIENCE FACTOR

We use the term “experience factor” to describe the investment performance for Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.

Separate Account charges for all Divisions except the American Funds® Growth-Income, the American Funds® Growth and the American Funds® Global Small Capitalization (Daily Factor) are:

	B Class	C Class	L Class	e Class	eBonus Class (Years 1-7)*
Standard Death Benefit	.000031507	.000039726	.000035616	.000013699	.000026027
Annual Step-Up Death Benefit	.000034247	.000042466	.000038356	.000016438	.000028767

Separate Account charges for the American Funds® Growth  Income, the American Funds® Growth and the American Funds® Global Small Capitalization Investment Divisions (Daily Factor) are:

	B Class	C Class	L Class	e Class	Bonus Class (Years 1-7)*
Standard Death Benefit	.000038356	.000046575	.000042466	.000020548	.000032877
Annual Step-Up Benefit	.000041096	.000049315	.000045205	.000023288	.000035616

*	Applies only for the first seven years; Separate Account charges are reduced after seven years to those of e Class.

VARIABLE INCOME PAYMENTS

Assumed Investment Return (AIR)

The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

Amount of Income Payments

The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

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The Deferred Annuity specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of annuity units held in that Investment Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure that, at retirement, if the Fixed Income Option purchase rates for Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the e Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the e Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued Contract rates.

Annuity Unit Value

The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of your Income Payments” in the Prospectus.)

Reallocation Privilege

When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;

•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

•

Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and annuity units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.

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Here are examples of the effect of a reallocation on the income payment:

•

Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of annuity units in Division A will be decreased as well.)

•

Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Divisions as well.)

Calculating the Annuity Unit Value

We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.

To calculate an Annuity Unit Value, we first mulitply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

Illustration of Calculation of Annuity Unit Value

1. Annuity Unit Value, beginning of period	$10.20000
2. Experience factor for period	1.023558
3. Daily adjustment for 4% of Assumed Investment Return	.99989255
4. (2) x (3)	1.023448
5. Annuity Unit Value, end of period (1) x (4)	$10.43917

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Illustration of Annuity Payments

(Assumes the first monthly payment is made within 10 days of the issue date of the Payout)

Annuitant age 65, Life Annuity with 120 Payments Guaranteed

1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) / 1,000	$99.65
6. Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) / (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13

Determining the Variable Income Payment

Variable income payments can go up or down based upon the investment performance of the Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the Divisions.

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ADVERTISEMENT OF THE SEPARATE ACCOUNT

From time to time we advertise the performance of various Separate Account Divisions. For the Divisions, this performance will be stated in terms of either “yield”, “change in Accumulation Unit Value”, “change in Annuity Unit Value” or “average annual total return” or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+ 1)6-1], where “a” represents dividends and interest earned during the period; “b” represents expenses accrued for the period (net of reimbursements); “c” represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and “d” represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market Division. Change in Accumulation Unit Value or Annuity Unit Value (“Non-Standard Performance”) refers to the comparison between values of Accumulation Units or Annuity Units over specified periods in which a Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/]-1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)n = ERV, where “P” represents a hypothetical initial payment of $1,000; “T” represents average annual total return; “n” represents number of years; and “ERV” represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and Withdrawal Charges.

Average Annual total return (“Standard Performance”) calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds® Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

Performance may be calculated based upon historical performance of the underlying Portfolios of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, American Funds® and Fidelity® VIP Funds’ and may assume that the Deferred Annuities were in existence prior to their inception date. After the Division inception date, actual Accumulation Unit or Annuity Unit data is used.

Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its

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performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Mid Cap 400 Index, the Standard & Poor’s North American Technology Sector Index, the Standard & Poor’s North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000® Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000® Growth Index, the Russell 2000® Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE® Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, the Bloomberg Barclays U.S. TIPS Index, the Bloomberg Barclays U.S. Universal Index, the Bloomberg Barclays U.S. Government Bond Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the “Equity Generator.” Under the “Equity Generator,” an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to a Division. The second strategy is the “Index Selector/SM/”. Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE(R) Index, MetLife Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by Metropolitan Life Insurance Company (“MetLife”) which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

An Equity Generator Return or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Divisions.

For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the Divisions in the Separate Account of the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, American Funds and Fidelity® VIP Funds’ Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that Division

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inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment- related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

Any illustration should not be relied on as a guarantee of future results.

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VOTING RIGHTS

In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

Accordingly, You have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

Qualified retirement plans which invest directly in the Portfolio do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

Disregarding Voting Instructions

MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Funds Trust I’s, Brighthouse Funds Trust II’s, the Calvert Fund’s, American Funds’® or Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

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TAXES

Qualified Annuity Contracts

Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

Types of Qualified Plans

The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. They are established by an employer for participation of its employees.

SIMPLE

Established by a for-profit employer with fewer than 100 employees, based IRA accounts for each participant.

SEP

Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions. If the SEP-IRA permits non-SEP contributions, employee can make regular IRA contributions (including IRA catch-up contributions) to the SEP-IRA, up to the maximum annual limit.

403(b) Tax Sheltered Annuity (“TSA”)

Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.

457(b) Governmental Sponsor

Established by state and local governments, public schools (K-12), public colleges and universities.

457(b) Non-Governmental Sponsor

Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a nongovernmental Section 457(b) plan are taxable and are subject to Federal income tax withholding as wages.

Additional information regarding 457(b) plans

A 457(b) plan may provide a one-time election to make special one-time “catch-up” contributions in one or more of the participant’s last three taxable years ending before the participant’s normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch-up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch-up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.

403(a)

If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being

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made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse’s written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

Roth Account

Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.

ERISA

If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.

Generally, the spouse must give qualified consent whenever You elect to:

(a) Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

(b) Make certain withdrawals under plans for which a qualified consent is required;

(c) Name someone other than the spouse as your beneficiary; or

(d) Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Comparison of Plan Limits for Individual Contributions:

Plan Type	Elective Contribution		Catch-up Contribution
SIMPLE	$13,500	*	$3,000
SEP/401(a)	(Employer contributions only)
403(b) (TSA)	$19,500		$6,500
457(b)	$19,500		$6,500

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*

If you participate in any other employer plan during the year and have elective salary reductions under those plans, the total amount of salary reduction contributions that you can make to all plans in which you participate is limited to $XX in 2021.

Dollar limits are for 2020 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $XX or 100% of an employee’s compensation for 2021.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

WITHDRAWALS

We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation—Suspension of Payments” in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

ACCUMULATION UNIT VALUE TABLES

These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each Division from year end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account’s full financial statements or other reports (such as the annual report). The Guaranteed Minimum Income Benefit and Lifetime Withdrawal Guarantee Benefit charges are made by canceling accumulation units and, therefore, this

14

charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge. Lower charges for the Guaranteed Minimum Income Benefit and the Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009.

15

FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of Metropolitan Life Insurance Company to meet its obligations under the contract.

16

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The financial statements and financial highlights of each of the Divisions of the Separate Account are included in Part B hereof and include:

(1)	Report of Independent Registered Public Accounting Firm

(2)	Statements of Assets and Liabilities as of December 31, 2019

(3)	Statements of Operations for the year ended December 31, 2019

(4)	Statements of Changes in Net Assets for the years ended December 31, 2019 and 2018

(5)	Notes to the Financial Statements

The consolidated financial statements and financial statement schedules of Metropolitan Life Insurance Company and subsidiaries are included in Part B hereof and include:

(1)	Report of Independent Registered Public Accounting Firm

(2)	Consolidated Balance Sheets as of December 31, 2019 and 2018

(3)	Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017

(4)	Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2019, 2018 and 2017

(5)	Consolidated Statements of Equity for the years ended December 31, 2019, 2018 and 2017

(6)	Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017

(7)	Notes to the Consolidated Financial Statements

(8)	Financial Statement Schedules

(B) Exhibits(1)—Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.

(2)	—Not applicable.

(3)(a)	—Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company Filed with Post-Effective Amendment No. 23 to this Registration Statement on April 23, 2019.

(3)(b)	—Specimen Metropolitan Life Insurance Company Sales Agreement.

(3)(b)(i)	—Specimen Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC)

(3)(b)(ii)	Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement).

(3)(b)(iii)	Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement).

(3)(c)	— Participation Agreement—New England Zenith Fund

(3)(d)	—Participation Agreement—American Funds Insurance Series

(3)(d)(i)	—Participation Agreement—American Funds Insurance Series—Summary

(3)(d)(ii)	Amendment to each of the Participation Agreements in effect between American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company, et al. (effective April 30, 2010).

(3)(d)(iii)	Amendment No. 4 to the Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.

(3)(d)(iv)	Amendment No. 3 dated May 1, 2016 to the Participation Agreement between dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company.

(3)(e)	—Participation Agreement—Met Investors Series Trust.

(3)(e)(i)	Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.

(3)(e)(ii)	First Amendment to the Participation Agreement.

(3)(e)(iii)	Second Amendment to the Participation Agreement.

(3)(f)	— Participation Agreement—Calvert Variable Series, Inc.

(3)(f)(i)	Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011.

(3)(f)(ii)	Shared Funding Agreement dated December 30, 2016 between Calvert Variable Series and Metropolitan Life Insurance Company.

(3)(g)	—Participation Agreement—Metropolitan Series Fund.

(3)(g)(i)	Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.

(3)(h)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.

(3)(i)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC.

(4)(a)	—Form of Variable Annuity Contract.

(4)(a)(i)	—Backcover to Form of Variable Annuity Contract.

(4)(a)(ii)	— Annual Step-Up Death Benefit Rider to Form of Variable Annuity Contract.

(4)(b)	—Tax Sheltered Annuity Endorsement—Form G.ML-398 (08/02)

(4)(c)	—SEP and SIMPLE IRA Endorsement Form ML-408.2 (09/02)

(4)(d)	—457 Contract with TSA ERISA Endorsements

(4)(e)	—Roth 403(b) Endorsement—Form ML-G-Roth-398 (11/05)

(4)(e)(i)	403(b) Nationwide Tax Sheltered Annuity Endorsement—Form ML- 398-3

(4)(f)	—Roth 401 Endorsement—Form HL-G-Roth-401 (11/05)

(4)(g)	—Qualified G-Roth 403(b) Tax Sheltered Annuity Contribution Program Endorsement—Form G- Roth403(b) (3/06)

(4)(h)	—Lifetime Guaranteed Withdrawal Benefit (LGWB) Rider Certificate Schedule

(4)(i)	—SEP and Simple IRA LGWB Rider

(4)(j)	—Tax Sheltered Annuity LGWB Rider

(4)(k)	—Certificate Schedule B Class, G.FFS (08-02) for LGWB.

(4)(l)	—Certificate Schedule L Class G.FFS (08-02) for LGWB.

(4)(m)	—Certificate Schedule eBonus Class G.FFS (08-02) for LGWB.

4 (n)	Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML—401 -3 (5/11).

4 (o)	Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and Tax- Exempt) ML-457-2 (5/11).

(5)(a)	—Application Form for the Deferred Annuity, Version 1.

(5)(b)	—Application Form for the Deferred Annuity, Version 2.

(5)(c)	—Variable Annuity Application SEP, SIMPLE IRA Version 1 MFFSVER1APP-SS(0304)

(5)(d)	—Variable Annuity Application SEP, SIMPLE IRA Version 2 MFFSVER2APP-SS(0304)

(5)(e)	—Annuity SMART APP Receipt (SEP/SIMPLE IRA) MFFS-ASAR-SS (03/04)

(5)(f)	—Variable Annuity Application MetLife Financial Freedom Select(R) Non—ERISA Tax Sheltered Annuity (TSA) Version 2. Form FFS403V2-R- LGWB(02/07) and ADMIN FFS VER2 (02/07) ef.

(5)(g)	— Variable Annuity Application MetLife Financial Freedom Select(R) SEP, SIMPLE IRA Version. 2. Form MFFS-V2-SS-LGWB (02/07)

(5)(h)	— Variable Annuity Application MetLife Financial Freedom Select(R) Non—ERISA Tax Sheltered Annuity (TSA) Version 1. Form FFS_VER1 LGWB-R (02/07) and ADMIN VER1 (02/07) ef.

(5)(i)	— Variable Annuity Application MetLife Financial Freedom Select(R) SEP, SIMPLE IRA Version 1. Form MFFSVER1-SS-LGWB (02/07) and ADMIN FFS VER1 (04/07) ef.

(5)(j)	— MFFS New York TSA Application V1 FFS 403B APP VER1 NY (07/08).

(5)(k)	— New York TSA Application V2 FFS 403B APP VER2 NY (07/08).

(5)(l)	— MFFS New York SEP/SIMPLE Application VER 1 MFFSVER1 SS NY (10/08).

(5)(m)	— New York SEP/SIMPLE Application VER 2 MFFSVER2 SS NY (10/08).

(6)(a)	—Amended and Restated Charter of Metropolitan Life.

(6)(b)	—Amended and Restated By-Laws of Metropolitan Life.

(7)	--Not applicable.

(8)	--Not applicable.

(9)	—Opinion and consent of counsel as to the legality of the securities being registered.

(10)	—Consent of Independent Registered Public Accounting Firm. (To be filed by amendment)

(11)	--Not applicable.

(12)	--Not applicable.

(13)	—Filed with Post-Effective Amendment Incorporated herein by reference to the Registration Statement on form S-3 (File No. 333-234816) filed on November 22, 2019.

(1)	Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
(2)

Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320/811-4001 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

(2)	Filed with this Registration Statement on March 5, 2002.
(4)	Filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997 as incorporated herein by reference.

(5)	Filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 12, 2002.
(6)	Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 10, 2003.
(7)	Filed with Post-Effective Amendment No. 30 to Registration Statement Nos. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003.
(8)	Filed with Post Effective Amendment No. 2 to this Registration Statement on April 21, 2004.
(9)	Filed with Post-Effective Amendment No. 5 to this Registration Statement on April 26, 2006
(10)

Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.

(11)	Filed with Post-Effective Amendment No. 11 to this Registration Statement on January 26, 2009.
(12)	Filed with Post-Effective Amendment No. 8 to this Registration Statement on August 23, 2007.
(13)	Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.
(14)	Filed with Post-Effective Amendment No. 12 to this Registration Statement on March 13, 2009.
(15)	Filed with Post-Effective Amendment No. 17 to this Registration Statement on April 11, 2013.
(16)	Filed with Post-Effective Amendment No. 14 to this Registration Statement on March 13, 2010.
(17)

Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference

(18)	Filed with Post-Effective Amendment No. 20 to this Registration Statement on April 14, 2016.
(19)

Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. As incorporated herein by reference.

(20)	Filed with Post-Effective Amendment No. 15 to this Registration Statement on April 12, 2011.
(21)

Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.

(22)	Filed with Post-Effective Amendment No. 21 to this Registration Statement on April 13, 2017.

Item 25. Directors and Officers of Depositor

Name, Principal Occupation and Business Address	Position and Offices with Depositor

Robert Hubbard Chairman of the Board, MetLife, Inc.Dean Emeritus and Russell L. Carson Professor of

Economics and Finance, Graduate School of

Business, and Professor of Economics, Faculty

of Arts and Sciences, Columbia University

200 Park Avenue

New York, NY 10166

Chairman of the Board and a Director

Michel A. Khalaf President and Chief Executive Officer, MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grisé. Former ExecutiveVice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166	Director

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup Inc. 200 Park Avenue New York, New York 10166	Director

William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director

James M. Kilts Founding Partner, Centerview Capital 3 Greenwich Office Park, 2nd Floor Greenwich CT 06831	Director

Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 101066	Director

Diana McKenzie Former Chief Information Officer at Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Denise M. Morrison Former President and Chief Executive Officer, Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Mark A. Weinberger Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166	Director

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166

Name	Position with MetLife

Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Karl Erhardt	Executive Vice President and Chief Auditor

Steven Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Office

John Dennis McCallion	Executive Vice President and Chief Financial Officer and Treasurer

William Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Patrik Ringstroem	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

Item 27. Number of Contract owners.

As of December 31, 2019, there were 85,843 owners of qualified contracts and 0 owners of non-qualified contracts.

MetLife, Inc. Organizational Chart 12-31-20

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

a)	PREFCO X Holdings LLC (CT)

b)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

1.	Plaza Drive Properties LLC (DE)

2.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

3.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

1

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	MTU Hotel Owner, LLC (DE) 13-5581829

23.	White Oak Royalty Company (OK)

24.	500 Grant Street GP LLC (DE)

25.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

26.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

27.	MetLife Retirement Services LLC (NJ)

28.	Euro CL Investments, LLC (DE)

29.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

30.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

31.	MetLife Properties Ventures, LLC (DE)

32.	Housing Fund Manager, LLC (DE)

33.	MLIC Asset Holdings LLC (DE)

34.	85 Broad Street Mezzanine LLC (DE)

35.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

36.	ML Bridgeside Apartments LLC (DE)

37.	MetLife Chino Member, LLC (DE)

38.	MLIC CB Holdings LLC (DE)

39.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

40.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

41.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

2

42.	1201 TAB Manager, LLC (DE)

43.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

44.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

45.	1001 Properties, LLC (DE)

46.	6104 Hollywood, LLC (DE)

47.	Boulevard Residential, LLC (DE)

48.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

49.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

50.	Marketplace Residences, LLC (DE)

51.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

52.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

53.	Haskell East Village, LLC (DE)

54.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

55.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

56.	ML Terraces, LLC (DE)

57.	Chestnut Flats Wind, LLC (DE)

58.	MetLife 425 MKT Member, LLC (DE)

59.	MetLife OFC Member, LLC (DE)

60.	MetLife THR Investor, LLC (DE)

61.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

62.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

63.	MetLife CB W/A, LLC (DE)

64.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

65.	10700 Wilshire, LLC (DE)

66.	Viridian Miracle Mile, LLC (DE)

67.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

68.	MetLife OBS Member, LLC (DE)

69.	MetLife 1007 Stewart, LLC (DE)

70.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

71.	MetLife Treat Towers Member, LLC (DE)

72.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

73.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

74.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

75.	Buford Logistics Center, LLC (DE)

76.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

77.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

78.	ML-AI MetLife Member 5, LLC (DE)

79.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

80.	MetLife ConSquare Member, LLC (DE)

81.	MetLife Ontario Street Member, LLC (DE)

82.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

83.	MetLife Member Solaire, LLC (DE)

84.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

85.	MetLife Property Ventures Canada ULC (Canada)

86.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

87.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

88.	MetLife Boro Station Member, LLC (DE)

89.	MetLife 8280 Member, LLC (DE)

90.	Southcreek Industrial Holdings, LLC (DE)

91.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

92.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

3

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

4

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

x)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

5

18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

6

Item 28. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

General American Separate Account Two

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Life Separate Account One

Metropolitan Tower Life Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices With Underwriter

Derrick Kelson Gragg Building 11225 North Community House Road Charlotte NC, 28277	Director, Chairman of the Board, President and Chief Executive Officer

Elisabeth Bedore 1 MetLife Way Whippany, NJ 07981	Vice President, Chief Compliance Officer

Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Frank Cassandra 501 Route 22 Bridgwater, NJ 08807	Director, Senior Vice President

Bradd Chignoli 501 Route 22 Bridgwater, NJ 08807	Director and Senior Vice President

Charles Connery 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Dina Lumerman 501 Route 22 Bridgwater, NJ 08807	Director, Senior Vice President

Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President

Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer

Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer

(c)

Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions			(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$	[	*]	$0	$0	$0

Item 30. Location of Account and Records.

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166

Item 31. Management Services.

Not Applicable.

Item 32. Undertakings.

(a)

The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

(b)

The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)

The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

The undersigned registrant represents that it is relying on the exemptions form certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.

(e)

Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

(f)

The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the “no-action” position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)—(4) of such letter.

(g)

The undersigned registrant represents that for its TSA ERISA Deferred Annuities it is relying on the “no-action” position of the Commission staff as contained in its August 30, 2012 letter to the ING Life Insurance and Annuity Company and has complied with the terms of such letter.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of New York, and State of New York, the on the 3rd day February, 2021.

Metropolitan Life Separate Account E (Registrant)

BY:	Metropolitan Life Insurance Company (Depositor)

BY:	/s/ Howard Kurpit
Howard Kurpit Senior Vice President

BY:	Metropolitan Life Insurance Company (Depositor)

BY:	/s/ Howard Kurpit
Howard Kurpit Senior Vice President

Signatures

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 3, 2021.

Signature	Title

* R. Glenn Hubbard	Chairman of the Board and Director

* Michel A. Khalaf	President and Chief Executive Officer and Director

* John Dennis McCallion	Executive Vice President and Chief Accounting Officer

* Tamara Schock	Executive Vice President and Chief Financial Officer and Treasurer

* Cheryl W. Grise	Director

* Carlos M. Gutierrez	Director

* Gerald L. Hassell	Director

* David L. Herzog	Director

* Edward J. Kelly, III	Director

* William E. Kennard	Director

* James M. Kilts	Director

* Catherine R. Kinney	Director

* Diana McKenzie	Director

* Denise M. Morrison	Director

* Mark A. Weinberger	Director

*By:	/s/ ROBIN WAGNER
Robin Wagner
Attorney-in-Fact
February 3, 2021

*	Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney